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                                                                 Exhibit 4



    [LOGO]                      [LOGO]                          [LOGO]
    NUMBER                                                      SHARES
                          MEDIQUAL SYSTEMS, INC.
    MS             INCORPORATED UNDER THE LAWS OF THE        SEE REVERSE FOR
                            STATE OF DELAWARE              CERTAIN DEFINITIONS
                               COMMON STOCK
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    THIS IS TO CERTIFY that                                 CUSIP





    is the onwer of
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 full-paid and non-assessable shares of Common Stock of the par value of $.001 each of
                            [CERTIFICATE OF STOCK]

============================ MEDIQUAL SYSTEMS, INC. ===========================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated

          SECRETARY              MEDIQUAL SYSTEMS, INC            PRESIDENT
                                      CORPORATE
                                         SEAL
                                       DELAWARE
                                           *

[COPYRIGHT] SECURITY-COLUMBIAN  UNITED STATES BANKNOTE COMPANY  1960

COUNTERSIGNED AND REGISTERED:
       AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK, N.Y.)
                                                               TRANSFER AGENT
                                                               AND REGISTRAR
BY



                                                         AUTHORIZED SIGNATURE


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     The Company will furnish without charge to any shareholder who so requests a full statement of, and the authority of the Board of Directors to fix, the designation, relative rights, preferences and limitations of the shares of each class of stock, or series thereof, authorized to be issued.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common            UNIF GIFT MIN ACT-____Custodian _____
                                                            (Cust)       (Minor)
TEN ENT - as tenants by the entireties                       under Uniform
JT TEN  - as joint tenants with right of                     Gifts to Minors
          survivorship and not as tenants                    Act_______________
          in common                                                (State)



    Additional abbreviations may also be used though not in the above list.

      For Value Received,___________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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- --------------------------------------


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------------



                    -----------------------------------------------------------
                    THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
           NOTICE: NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.